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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                   FORM 8-K


                                CURRENT REPORT
                                 PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          August 20, 2002
                                                   -----------------------------


                               INTRUSION INC.
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          (Exact Name of Registrant as Specified in Its Charter)


        Delaware                     000-20191              75-1911917
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(State of Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)



    1101 East Arapaho Road, Richardson, Texas                  75081
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     (Address of Principal Executive Offices)                (Zip Code)


                                  (972) 234-6400
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             (Registrant's Telephone Number, Including Area Code)


                                  NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         On August 20, 2002, Intrusion Inc. issued a press release announcing that it had received notification from The Nasdaq Stock Market, Inc. indicating that the Company failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that its securities are, therefore, subject to future proceedings regarding delisting from the Nasdaq National Market. A copy of such press release is attached hereto as Exhibit 99.1.

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            INTRUSION INC.



Dated: August 20, 2002                      By: /s/ Michael Paxton
                                               ---------------------------------
                                                    Michael Paxton
                                                    Chief Financial Officer

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                                 EXHIBIT INDEX




Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1 Text of press release of the registrant, dated August 20, 2002, announcing that it had received notification from The Nasdaq Stock Market, Inc. indicating that the Company failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that its securities are, therefore, subject to future proceedings regarding delisting from the Nasdaq National Market.